UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2011

FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51845	56-6000442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1475 Peachtree Street, NE
Atlanta, GA 30309
(Address of principal executive offices)

(404) 888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The Federal Home Loan Bank of Atlanta (the "Bank") has announced that Kirk R. Malmberg has been appointed by the board of directors as Chief Financial Officer, effective April 1, 2011. Mr. Malmberg currently serves as Executive Vice President and Chief Credit Officer of the Bank. The background and business experience of Mr. Malmberg, 49, is described in Item 10 - Directors, Executive Officers, and Corporate Governance of the Bank's Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on March 25, 2010 (the "2009 Form 10-K"). The Bank's currently serving Chief Financial Officer, Steven J. Goldstein, is retained by the Bank pursuant to a Second Amended and Restated Services Agreement with SJG Financial Consultants, LLC, a limited liability company of which Mr. Goldstein is the sole member, which agreement will expire on April 1, 2011 in accordance with its terms.

In addition, Cathy Adams, Executive Vice President and Chief Administrative Officer, will assume the new title of Chief Operations Officer effective March 1, 2011. The background and business experience of Ms. Adams, 51, is described in the 2009 Form 10-K.

No family relationships exist between Mr. Malmberg or Ms. Adams, respectively, and any director or executive officer of the Bank. Neither Mr. Malmberg nor Ms. Adams, respectively, nor any member of his or her immediate family has or has had any material interest in any transaction or proposed transaction with the Bank.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Form 8-K is a copy of a press release, issued on February 28, 2011, regarding the appointment of Mr. Malmberg as Chief Financial Officer and the expiration of Mr. Goldstein's contract.

The information being furnished pursuant to Item 7.01 on this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Exhibits
99.1	Press Release, dated February 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Federal Home Loan Bank of Atlanta

Date: February 28, 2011	By: /s/ W. Wes McMullan
W. Wes McMullan
President and Chief Executive Officer